                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 24, 2007

                             TOWERSTREAM CORPORATION
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                     333-131087                   20-8259086
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    (State or Other          (Commission File Number)           (IRS Employer
     Jurisdiction                                            Identification No.)
   of Incorporation)

                  55 Hammarlund Way
                    Middletown, RI                              02842
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (401) 848-5848

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 DFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03.   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
             FISCAL YEAR

         On January 24, 2007, our board of directors adopted a resolution changing our fiscal year end to December 31 from November 30.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 25, 2007                Towerstream Corporation

                                       By: /s/ Jeffrey M. Thompson
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                                           Jeffrey M. Thompson
                                           Chief Executive Officer and President